Subscription Agreement for Common Stock

GJ CULTURE GROUP US, INC.

SUBSCRIPTION AGREEMENT

The undersigned subscriber (“Subscriber”) has received and carefully read the Term Sheet (“Term Sheet”) for the GJ Culture Group US, Inc. (the “Company”) Common Stock offering (the “Common Stock”), dated ________, 2019, which sets forth the terms and conditions of the offering (“Offering”) of shares of Common Stock at a price of $0.032 per share. The Subscriber understands and acknowledges that the Term Sheet is not full disclosure documents but are intended to comply with the requirements of Securities Exchange Act of 1933 and 1934, as amended, applicable to limited private placements exempt from registration under Regulation S of the Securities Act of 1933, and similar exemptions under applicable state securities laws.

The Company is an educational service institution registered and established with approval in the state of Nevada, dedicated to the service of classical studies education between China and the US, with business such as opening education and training courses centered on classical studies, organizing China-US international study tour activities, hosting China-US culture and art fairs, etc.

The company operates in the San Francisco Bay Area in California with affiliated offices in Xi An, China. The company’s mission is to commit to quality education service based on the culture of Chinese classical studies, commit to the dissemination of ancient Chinese philosophical ideas, and commit to become a bond between Chinese and western cultures and art.

Name of Investor:

Number of Shares Subscribed For:

Purchase Price:

Personal Identification Type and Number:

Country of Residence:

Address of Investor:

Cell Phone Number:

WeChat Identification:

Email Address:

1. Subscription. Subject to the terms and conditions of the Memorandum and this Subscription Agreement (the “Agreement”), Subscriber hereby irrevocably subscribes to purchase the number of shares of Common Stock set forth above at $0.032 per share (the “Subscription”). The Subscriber agrees that the Subscription shall be irrevocable. The voting rights of the Common Stock will be one (1) vote per share.

Subscription Agreement for Common Stock

2. Payment. Subscriber shall, concurrently herewith, fully execute, complete and deliver to the Company this Subscription Agreement and shall tender full payment for the subscribed Common Stock, by either wire transfer in accordance with the wiring instructions set forth below or as otherwise set forth in the Subscription Agreement, or by delivery of a certified or official bank check, payable to the order of GJ Culture Group US, Inc., at 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506. The Company may use the funds for customary corporate purposes immediately upon receipt and acceptance.

If payment made by wire transfer:

Bank Name:

Bank Branch:

Bank ABA #:

For Further Credit to: GJ Culture Group US, Inc.

Account Name: GJ Culture Group US, Inc.

Account #:

Bank Contact:

Bank Telephone:

If payment made by delivery of cash, certified check or official bank check.

GJ Culture Group US, Inc.

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

Attention: Jonathan Ginsberg, Director

3. Acceptance and Rejection of Subscription in General. Subscriber understands and agrees that the Company may, in their sole and absolute discretion, for whatever reason whatsoever, accept or reject any Subscription, in whole or in part, and that, no Subscription will be valid and binding unless and until accepted by the Company in writing, which, solely for purposes of this Agreement, shall be evidenced by the Company’s execution and delivery of this Agreement by a duly authorized officer thereof.

4. Conditions. Subscriber understands and agrees that the Company, in its sole and absolute discretion, shall not accept this Agreement until each of the following conditions has been satisfied:

(a) Subscriber shall have duly completed, executed and delivered this Agreement to the Company; and

(b) Subscriber shall have tendered payment for the Common Stock subscribed for hereunder, in accordance with Section 2, above.

5. Rejection of Subscription. In the event of rejection of this Subscription, any payment made by Subscriber pursuant to the terms of this Agreement, and any documents executed by Subscriber as required by this Agreement, will be returned to Subscriber within 30 days, and this Agreement, as between Subscriber and the Company, shall have no force nor effect.

SUBSCRIBER FURTHER UNDERSTANDS AND AGREES THAT, NOTWITHSTANDING SATISFACTION OF THESE CONDITIONS, THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT SUBSCRIBER’S SUBSCRIPTION IN WHOLE OR IN PART IN ITS SOLE DISCRETION.

Subscription Agreement for Common Stock

6. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) Address. The address set forth on the Subscriber’s signature page hereto is the address of the Subscriber’s true, correct and primary residence, or principal place of business, and Subscriber has no present intention of moving therefrom, or of becoming a resident of any other country or jurisdiction, or of moving, migrating or changing its principal place of business to any other country or jurisdiction.

(b) Information.

(i) Subscriber has received a copy of the Term Sheet and any Appendices thereto (if applicable) (collectively, the “Disclosure Materials”).

(ii) Subscriber fully understands and accepts each of the risks of an investment in the Company, as well as each of the risks associated with the Offering and a Subscription.

(iii) Subscriber has carefully reviewed and analyzed the Disclosure Materials and has relied upon the information contained therein. Subscriber has had ample opportunity to consult with counsel, accountants and securities experts of Subscriber’s choice concerning the Offering, as well as to ask questions of and receive answers from the Company, or those duly authorized to act on behalf of the Company concerning the Offering, and all such questions and inquiries have been answered to the full satisfaction of Subscriber.

(iv) No oral representations have been made or oral information furnished to Subscriber in connection with the Offering, which were in any way inconsistent with the Disclosure Materials, and Subscriber has not relied on any oral representations or oral information of any kind.

(c) Non-U.S. Resident Purchaser. Subscriber is a “non-U.S. resident purchaser” as such term is defined in Rules 901 and 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Subscriber acknowledges that (i) the Shares subscribed for hereunder will not be registered under the Securities Act on the grounds that the issuance of such securities are exempt from registration as not involving any public offering; and (ii) the Company’s reliance on such exemptions is predicated in part on the representations made to the Company by the Subscriber in this Agreement.

(d) Knowledge. Subscriber is, by reason of Subscriber’s knowledge and experience in business or financial matters, capable of evaluating the merits and risks of this investment and of protecting Subscriber’s own interests in connection with the purchase of the Shares.

(e) Investment. The Common Stock for which Subscriber hereby subscribes is being, and will be, acquired for Subscriber’s own account for investment only and not with a view to or for any resale or distribution thereof or with any present intention of distributing or selling all or any part of such securities. Subscriber agrees that the Shares may not be transferred, except upon registration under the Securities Act and under any applicable state securities or “blue sky” laws, or upon receipt by the Company of evidence in form and substance reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act and any applicable state securities or “blue sky” laws. Subscriber agrees that the certificates evidencing the Common Stock, if any, may bear a legend restricting the transfer thereof consistent with the foregoing. Subscriber understands that no federal or state agency has recommended or endorsed this Offering, or has passed on the adequacy of the information set forth in this Agreement or the Disclosure Materials.

Subscription Agreement for Common Stock

(g) Risk of Loss. Subscriber recognizes that the purchase of the Shares is a speculative investment that involves a high degree of risk and is suitable only for persons with the financial capability of making and holding long-term investments not readily reducible to cash. Subscriber acknowledges that Subscriber is aware of the risks of investing in the Company, including the risk of total loss of Subscriber’s investment.

(h) Authorization. If the Subscriber is an entity, Subscriber is (i) duly organized, validly existing and in good standing under the laws of its state of organization and all other jurisdictions where the failure to meet such requirements places the Subscriber, its subsidiaries, affiliates, financial condition or its business in material default of any material agreement, document or instrument to which it pertains, (ii) is empowered and duly authorized to enter into this Agreement, and all other agreements, documents and instruments related to the Offering and to consummate the transactions contemplated hereby, and (iii) the person executing this Agreement on behalf of Subscriber has been duly authorized by Subscriber to do so.

(i) No Representations by the Company. Subscriber acknowledges that neither the Company nor any director, officer, partner, manager, employee, agent or affiliate of the Company has made any representations or warranties to Subscriber, other than as contained in the Disclosure Materials or this Agreement.

(j) Reliance by Company; Survival. The representations, warranties, agreements, undertakings and acknowledgments made by Subscriber in this Agreement, are made with the intent that they be relied upon by the Company in determining Subscriber’s suitability as a purchaser of the Shares, and shall survive indefinitely. All statements made by Subscriber in each of the foregoing documents are true, complete and correct.

7. Agreements of the Company and Subscriber.

(a) Representations and Warranties. The representations and warranties of Subscriber contained herein are true, complete, correct and accurate as of the date hereof and shall be true, complete, correct and accurate as of the date of delivery of Subscriber’s payment for the subscribed Shares of Subscriber, and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate prior to Subscriber’s receipt of notice of the Company’s acceptance of this Agreement, Subscriber shall give immediate written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

(b) Legend. Unless counsel to the Company shall have advised the Company that such legend is no longer needed, each certificate representing shares of the Common Stock shall bear a legend in substantially the following form:

The shares of Common Stock represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the “Act”), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required under the Act. Transfer of such shares is prohibited except pursuant to registration under the Act or pursuant to an available exemption from registration.

Subscription Agreement for Common Stock

(c) Binding Agreement. Subscriber agrees to be bound by this Agreement and to perform all obligations imposed upon Subscriber by law.

8. Survival. The representations and warranties made herein shall survive the consummation of the transaction contemplated hereby.

9. Indemnification. Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties, certifications and covenants made by Subscriber herein, and hereby agrees to indemnify and defend the Company and its directors, officers, partners, managers, agents and employees against and hold each of them harmless from any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty, certification or covenant.

10. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and if the State of California shall require or otherwise permit the application of the laws interpreted in accordance with the laws of the State of California; provided, that if any law or laws of any other jurisdiction to this Agreement or any dispute hereunder, such law or laws shall be disregarded with the effect that the remaining laws of the State of California shall nonetheless be applied.

(b) Waiver of Jury Trial. EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SHARES, THE MEMORANDUM OR ANY OTHER AGREEMENTS RELATING TO THE OFFERING OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SHARES, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SHARES.

(c) Interpretation. Whenever the context so requires, the use of the singular number shall be deemed to include the plural and vice versa. Each gender shall be deemed to include any other gender, and each shall include a corporation, partnership, trust or other legal entity whenever the context so requires.

(d) Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(e) Binding Effect; Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Subscriber shall not assign this Agreement without the prior written consent of the Company.

(f) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

Subscription Agreement for Common Stock

(g) Severability. If any sentence, paragraph, clause or combination of the same in this Agreement is held by a court or arbitration panel of competent jurisdiction to be unenforceable in any jurisdiction, such sentence, paragraph, clause or combination thereof shall be unenforceable in the jurisdiction where it is invalid and the remainder of this Agreement shall remain binding on the parties in such jurisdiction as if such unenforceable provision had not been contained herein. The enforceability of such sentence, paragraph, clause or combination thereof in this Agreement shall be otherwise unaffected and shall remain enforceable in all other jurisdictions.

(h) Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(i) Further Assurances. At the request of the Company, Subscriber will promptly execute and provide all such other instruments or documents as may be reasonably required in connection with the purchase of the Common Stock.

(j) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon receipt (if delivered personally), upon manual or electronic confirmation of receipt (if given by text message, WeChat, electronic facsimile or electronic mail), and on the third business day following mailing (if mailed first-class, postage prepaid, registered or certified mail), to the party to receive such communication at, in the case of Subscriber, the address set forth on the signature page hereto, and, in the case of the Company, to the address for the Company set forth on the signature page hereto; provided, that any party may by notice given to the other party, in accordance with this subsection, designate another address for receipt of notices hereunder.

(k) Expenses. Each party shall pay its own costs and expenses incurred in connection with this offering of the Shares.

Subscription Agreement for Common Stock

SIGNATURE PAGE

IN WITNESS WHEREOF subject to acceptance by the Company, the undersigned has executed this Subscription Agreement on this _____ day of March 2019

Name (Print)			Name of Joint Purchaser, if any (Print)

Signature			Signature

Address – Street			Address – Street

City	Province	Zip Code	City	Province	Zip Code

Country			Country

ID or Passport Number			ID or Passport Number

Purchase Price for the GJ Culture Group US, Inc. Common Stock: $0.032 per share

Number of shares: ________________________ for $__________

Subscription Agreement for Common Stock

Subscriber desires to take title to the Common Stock as follows (circle one and print name exactly as you wish the title to read):

(a)	INDIVIDUAL OWNERSHIP

(b)	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

(c)	TRUST

(d)	CORPORATION

(e)	PARTNERSHIP

(f)	COMMUNITY PROPERTY

(g)	TENANTS-IN-COMMON

(h)	OTHER (Describe)

SUBSCRIPTION ACCEPTED ON THIS _____ DAY OF MARCH 2019.

SUBJECT TO THE TERMS OF ACCEPTANCE DESCRIBED ABOVE

GJ CULTURE GROUP US, INC. (a Nevada corporation) as the COMPANY:

By:
Name:	Jonathan Ginsberg
Title:	Director

GJ CULTURE GROUP US, INC.

COMMON STOCK OFFERING

TERM SHEET

The terms and conditions contained in this term sheet are confidential and preliminary and are for discussion purposes only. An offering can only be made to Non-U.S. resident purchasers and is subject to the execution of offering agreements and related agreements.

ISSUER:	GJ Culture Group US, Inc., a Nevada corporation (the “Company”).

SECURITIES OFFERED:	Shares of Common Stock (the “Shares”).

OFFERING PERIOD:	[please fill in]

INVESTORS:	Non-U.S. resident purchasers.

AMOUNT:	Up to $[please fill in].

PRICE PER SHARE:	$0.032 per share.

USE OF PROCEEDS:	To fund the acquisition of assets to be identified, general corporate purposes, including working capital and capital expenditures.

RISK FACTORS:	Investment in the securities offered hereby involves a high degree of risk. Prospective investors are advised to review carefully the Company’s, business plans, business models and important business relationships along with general market conditions.

RESTRICTED SHARES:	The Shares of Common Stock will be restricted securities and may not be sold to any U.S. person except pursuant to an exemption from registration under the Securities Act of 1933, as amended.

INVESTOR SUITABILITY:	The Shares offered hereby will be offered and sold only to “non-U.S. resident purchasers” as such term is defined in Regulation S under the Securities Act.